Asset Sales, Impairments and Exploration Expenses (Tables)	12 Months Ended
Dec. 31, 2017
Extractive Industries [Abstract]
Summary of Exploration Expenses
The following table presents a summary of exploration expenses.

	Years Ended December 31,
	2017	2016	2015
	(Millions)
Unproved leasehold property impairments, amortization and expiration	$84	$22	$36
Geologic and geophysical costs	3	$3	7
Impairments of exploratory area well costs and dry hole costs	—	1	24
Total exploration expenses	$87	$26	$67
Cost Incurred

	For the years ended December 31,
	2017	2016	2015
	(Millions)
Acquisition	$864	$84	$3,208
Exploration	5	5	84
Development	1,048	471	657
	$1,917	$560	$3,949

__________

•	Costs incurred include capitalized and expensed items.

•
Acquisition costs are as follows: Costs in 2017 primarily relate to our purchase of assets in the Delaware Basin (see Note 2 of Notes to Consolidated Financial Statements) in March 2017 that included $195 million and 23.8 MMboe of proved developed reserves and facilities. Costs in 2016 primarily relates to purchases of additional acreage in the Delaware Basin and included approximately 2.5 MMboe of proved reserves. Costs in 2015 primarily relate to the allocated purchase price of RKI properties in the Permian-Delaware Basin (see Note 2 of Notes to Consolidated Financial Statements) and includes 53 MMboe of proved developed reserves.

•
Exploration costs include the costs incurred for geological and geophysical activity, drilling and equipping exploratory wells, including costs incurred during the year for wells determined to be dry holes, exploratory lease acquisitions and retaining undeveloped leaseholds. The 2015 amount primarily related to the drilling of Piceance Niobrara wells.

•
Development costs include costs incurred to gain access to and prepare well locations for drilling and to drill and equip wells in our development basins. Development costs associated with our Piceance Basin operations were $27 million and $106 million for 2016 and 2015, respectively.